SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported) : July 17, 2001


                               KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


       1-14161                                           11-3431358
(Commission File Number)                       (IRS Employer Identification No.)

  175 East Old Country Road, Hicksville, New York                  11801
     One MetroTech Center, Brooklyn, New York                      11201
        (Address of Principal Executive Offices)                 (Zip Code)

                           (516) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)





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Item 5.         Other Events.
                ------------

                On July 17, 2001, KeySpan Corporation (the "Company") issued a press release concerning, among other things, its expected consolidated earnings for the year ended December 31, 2001.

                The Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

                (c)  Exhibits

                     (1)  Press Release of the Company dated July 17, 2001.


Item 9.         Regulation FD Disclosure.
                ------------------------

                On July 17, 2001, the Company held a telephonic meeting with analysts to discuss, among other things, its expectations for future earnings. A copy of the script for this meeting is attached hereto as Exhibit 99.2 and is incorporated herein by reference.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        KEYSPAN CORPORATION

Dated: July 17, 2001                    By:   /s/Gerald Luterman
                                              --------------------------
                                        Name: Gerald Luterman
                                        Title:Senior Vice President and
                                              Chief Financial Officer





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                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.     Exhibit                                                    Page
----------      -------                                                    ----

99.1            Press Release dated July 17, 2001                            5

99.2            Script for analyst meeting held on July 17, 2001             9





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